SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                       September 7, 1999 (August 23, 1999)



                                  EQUITEX, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-12374                         84-0905189
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(State or other                     (Commission                 (I.R.S. Employer
jurisdiction                        File Number)             Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940




                   -------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 23, 1999, Registrant completed an acquisition of First Bankers Mortgage Services, Inc. ("FBMS"). FBMS, a Florida corporation, is a full service Mortgage Banking company headquartered in the Fort Lauderdale, Florida area.

         The Registrant acquired all of the outstanding common stock of FBMS from its sole shareholder, Vincent Muratore. The total aggregate purchase price for FBMS, subject to FBMS meeting certain performance standards, is up to 1,000 shares of the Registrant's Series E Convertible Preferred Stock ("Series E Preferred Stock"). In addition, the purchase price is subject to post-closing adjustments pursuant to the Agreement and Plan of Reorganization, dated June 22, 1999, among, Equitex, Inc., First Bankers Mortgage Services, Inc., Vincent
Muratore and FBMS Acquisition Corp, as amended. The purchase price was determined through arm's length negotiations.

         The stated value of the Series E Preferred Stock is $1,000 per share. The Series E Preferred Stock does not have dividend or voting rights, nor does the Series E Preferred Stock have liquidation preferences greater than shares of Equitex, Inc. common stock. Upon approval by the Registrant's shareholders of an increase in the authorized shares of common stock from 7,500,000 shares to 50,000,000 shares, each share of Series E Preferred Stock will automatically convert into 1,000 shares of Equitex, Inc. common stock.

         The Registrant will continue the mortgage banking operations of FBMS.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Financial Statements for First Bankers Mortgage Services, Inc., as described in Item 2, above, will be filed by amendment to this Form 8-K.

(b)      Pro-forma financial information.

         Pro-forma financial information reflecting the effect of the merger as described in Item 2, above, will be filed by amendment to this Form 8-K.

(c)      Exhibits.

         2.1 Agreement and Plan of Reorganization, dated June 22, 1999, among, Equitex, Inc., First Bankers Mortgage Services, Inc., Vincent Muratore and FBMS Acquisition Corp. (FILED HEREWITH.)

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



         2.2 First Addendum to the Agreement and Plan of Reorganization, dated August 4, 1999, among, Equitex, Inc., First Bankers Mortgage Services, Inc., Vincent Muratore and FBMS Acquisition Corp. (FILED HEREWITH.)

         2.3 Second Addendum to the Agreement and Plan of Reorganization, dated August 20, 1999, among, Equitex, Inc., First Bankers Mortgage Services, Inc., Vincent Muratore and FBMS Acquisition Corp. (FILED HEREWITH.)

         4        Certificate  of  Designations   of  Equitex,   Inc.  Series  E
                  Convertible Preferred Stock Pursuant to Section 151 of the Delaware General Corporation Law (FILED HEREWITH.)

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITEX, INC.




                                       By: /s/ Thomas B. Olson
                                           --------------------------------
Date: September 7, 1999                    Thomas B. Olson, Secretary




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